Offerings - Offering: 1	Aug. 07, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	First Mortgage Bonds, 5.150% Series due 2034
Amount Registered | shares	320,000,000
Proposed Maximum Offering Price per Unit	0.9966
Maximum Aggregate Offering Price	$ 318,912,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 47,071.41